UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

WASTE CONNECTIONS, INC.
 (Exact name of registrant as specified in its charter)

DELAWARE	1-31507	94-3283464
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2295 Iron Point Road, Suite 200, Folsom, CA	95630
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (916) 608-8200

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.

On March 31, 2011, Waste Connections, Inc. (the “Company”) entered into a Stock Purchase Agreement with Hudson Valley Waste Holding, Inc. (“Hudson Valley Waste Holding”), its wholly-owned subsidiary, County Waste and Recycling Service, Inc. (“County Waste”), and Hudson Valley Waste Holding’s shareholders, pursuant to which the Company agreed to purchase all of the outstanding capital stock of Hudson Valley Waste Holding from its shareholders for a purchase price of $299 million (including the repayment of existing indebtedness), which amount is subject to post-closing pro-rations and other adjustments.

The Stock Purchase Agreement also contains representations and warranties, covenants, conditions and post-closing indemnities. The closing of the transaction occurred on April 1, 2011, after receipt of necessary regulatory approvals and fulfillment of other closing conditions.

The above description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The information contained in Item 2.03 below is also incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On April 1, 2011, the Company entered into a Second Supplement to Master Note Purchase Agreement with certain accredited institutional investors (the “Second Supplement”), pursuant to which the Company issued and sold to the investors on that date $250 million of senior unsecured notes at fixed interest rates with interest payable in arrears semi-annually on October 1 and April 1 beginning on October 1, 2011 (the “2011A Notes”) in a private placement in reliance on Section 4(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder.

The Second Supplement was entered into pursuant to the terms and conditions of that certain Master Note Purchase Agreement, dated July 15, 2008, by and among the Company and certain accredited institutional investors, as amended (the “Master Note Agreement”). The 2011A Notes are one of a series of additional notes that may be issued pursuant to the Master Note Agreement.

The Company issued and sold three tranches of the 2011A Notes: $100 million of the 2011A Notes will mature on April 1, 2016 with an annual interest rate of 3.30%; $50 million of the 2011A Notes will mature on April 1, 2018 with an annual interest rate of 4.00%; and $100 million of the 2011A Notes will mature on April 1, 2021 with an annual interest rate of 4.64%. The principal of each tranche of the 2011A Notes is payable at the maturity of that tranche.

The 2011A Notes are unsecured obligations and rank pari passu with the $350 million of existing notes outstanding under the Master Note Agreement and the obligations under the Company’s senior unsecured revolving credit facility pursuant to its revolving credit agreement with Bank of America, N.A., as Administrative Agent, and the other lenders party thereto. The Company used the proceeds from the sale of the 2011A Notes for general corporate purposes, including acquisitions (including the Hudson Valley Waste Holding acquisition, which is described above under Item 1.01).

The 2011A Notes are subject to representations, warranties, covenants and events of default. Upon the occurrence of an event of default, payment of the 2011A Notes may be accelerated by the holders of the 2011A Notes. The 2011A Notes may also be prepaid by the Company at any time at par plus a make whole amount determined in respect of the remaining scheduled interest payments on the 2011A Notes, using a discount rate of the then current market standard for United States treasury bills plus 0.50%. In addition, the Company will be required to offer to prepay the 2011A Notes upon certain changes in control.

On November 24, 2010, the Company entered into an amendment to the Master Note Agreement increasing the aggregate principal amount of senior unsecured notes issuable under the Master Note Agreement from $500 million to $750 million. No other changes were made in the amendment.

The Company may issue additional series of senior unsecured notes pursuant to the terms and conditions of the Master Note Agreement, provided that the purchasers of the outstanding notes, including the 2011A Notes, shall not have any obligation to purchase any additional notes issued pursuant to the Master Note Agreement and the aggregate principal amount of the outstanding notes and any additional notes issued pursuant to the Master Note Agreement shall not exceed $750 million. The Company currently has $600 million of Notes outstanding under the Master Note Agreement.

The above description of the Master Note Agreement and the Second Supplement does not purport to be complete and is qualified in its entirety by reference to (i) the Master Note Agreement, which is incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on July 18, 2008, (ii) Amendment No. 1 to Master Note Purchase Agreement, dated as of July 20, 2009, which is incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on August 5, 2009, (iii) the First Supplement to Master Note Purchase Agreement, dated as of October 26, 2009, which is incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on October 27, 2009, (iv) Amendment No. 2 to Master Note Purchase Agreement, dated as of November 24, 2010, which is incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on November 26, 2010, and (v) the Second Supplement, which is attached hereto as Exhibit 4.5 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

2.1 Stock Purchase Agreement, dated as of March 31, 2011, by and among Waste Connections, Inc., on the one hand, and Hudson Valley Waste Holding, Inc. (“Hudson Valley Waste Holding”), its wholly-owned subsidiary, County Waste and Recycling Service, Inc., and Hudson Valley Waste Holding’s shareholders, on the other hand.

4.1 Master Note Purchase Agreement, dated July 15, 2008, by and among the Company and certain accredited institutional investors (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on July 18, 2008).

4.2 Amendment No. 1 to Master Note Purchase Agreement, dated as of July 20, 2009 (incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on August 5, 2009).

4.3 First Supplement to Master Note Purchase Agreement, dated as of October 26, 2009 (incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on October 27, 2009).

4.4 Amendment No. 2 to Master Note Purchase Agreement, dated as of November 24, 2010 (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on November 26, 2010).

4.5 Second Supplement to Master Note Purchase Agreement, dated as of April 1, 2011.

99.1 Press Release, dated April 1, 2011, issued by Waste Connections, Inc.

99.2 Press Release, dated April 4, 2011, issued by Waste Connections, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.
(Registrant)

Date: April 5, 2011

BY: /s/ Worthing F. Jackman
Worthing F. Jackman,
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Stock Purchase Agreement, dated as of March 31, 2011, by and among Waste Connections, Inc., on the one hand, and Hudson Valley Waste Holding, Inc. (“Hudson Valley Waste Holding”), its wholly-owned subsidiary, County Waste and Recycling Service, Inc., and Hudson Valley Waste Holding’s shareholders, on the other hand.

4.1	Master Note Purchase Agreement, dated July 15, 2008, by and among the Company and certain accredited institutional investors (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on July 18, 2008).

4.2	Amendment No. 1 to Master Note Purchase Agreement, dated as of July 20, 2009 (incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on August 5, 2009).

4.3	First Supplement to Master Note Purchase Agreement, dated as of October 26, 2009 (incorporated by reference to the exhibit filed with the Company’s Form 10-Q filed on October 27, 2009).

4.4	Amendment No. 2 to Master Note Purchase Agreement, dated as of November 24, 2010 (incorporated by reference to the exhibit filed with the Company’s Form 8-K filed on November 26, 2010).

4.5	Second Supplement to Master Note Purchase Agreement, dated as of April 1, 2011.

99.1	Press Release, dated April 1, 2011, issued by Waste Connections, Inc.

99.2	Press Release, dated April 4, 2011, issued by Waste Connections, Inc.